EXHIBIT 10.2

WARRANt NO. ____

WARRANT TO PURCHASE

_______ shares of Common Stock at $0.85 per share; and

______ shares of Common Stock at $1.02 per share

Initial Exercise Date: __________, 2015

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “SECURITIES ACT”).

Lightwave Logic, Inc., a Nevada corporation (the “Company”), hereby certifies that the holder named on the signature page below and its successors and assigns (collectively, the “Holder”), who is contemporaneously purchasing shares of the Company’s common stock pursuant to that certain subscription agreement on even date herewith (the “Subscription Agreement”), and entered into by and between the Company and the Holder, for value received, is entitled to purchase from the Company at any time prior to the Expiration Date (as defined in Section 2) (the “Exercise Period”), up to ___________ shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the following exercise price(s) (the “Exercise Price”): ________ shares of Common Stock may be purchased at the exercise price of $0.85 per share, and ____________ shares of Common Stock may be purchased at the exercise price of $1.02 per share.   Each certificate evidencing the shares of Common Stock issued upon some or all of this Warrant (“Warrant”) shall bear the appropriate restrictive legend set forth below, except that any such certificate shall not bear such restrictive legend if (i) it is transferred pursuant to an effective registration statement under the Securities Act of 1933, as amended, (the “Securities Act”) or in compliance with Rule 144 or Rule 144A promulgated under the Securities Act, or (ii) the Company is provided with an opinion of counsel to the effect that such legend is not required in order to establish compliance with the provisions of the Securities Act:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

1.

Exercise of Warrants.

(a)

Upon presentation and surrender at the principal executive office of the Company of this Warrant during the Exercise Period, along with the Election to Purchase form attached hereto as Exhibit A duly executed, together with a check to the Company in the amount of the Exercise Price multiplied by the number of shares of Common Stock being purchased, the Company will cause its Transfer Agent to deliver to the holder hereof, certificates of Common Stock which in the aggregate represent the number of shares of Common Stock being purchased. This Warrant may be partially exercised and, in the case of such partial exercise, the Company, upon surrender hereof, will deliver to the Holder a new Warrant representing the number of shares which have not been exercised.

(b)

If at any time after the six month anniversary of the Initial Exercise Date set forth above, or any successor provision then in effect, there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock underlying this Warrant by the Holder, then this Warrant may also be exercised, in whole or in part, solely with respect to such unregistered shares of Common Stock, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of shares of Common Stock underlying this Warrant equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =

the VWAP (as defined below) on the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Election to Purchase;

(B) =	the Exercise Price of this Warrant, as may be adjusted hereunder; and
(X) =

the number of shares of Common Stock underlying this Warrant that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market (as defined below) on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, OTCQX or OTCQB (or any successors to any of the foregoing).

2.

Exercise Period.

(a)

The right to acquire shares of Common Stock of the Company pursuant to this Warrant shall commence on the date hereof.  The right to acquire shares of Common Stock of the Company pursuant to this Warrant shall expire on ________ ___, 2020, that is, the fifth (5th) anniversary from the date hereof (the “Expiration Date”).  After the Expiration Date, the Holder shall have no right to purchase any shares of Common Stock pursuant to this Warrant.

(b)

The rights represented by this Warrant may be exercised by the Holder, in whole or in part (with respect to shares of Common Stock), subject to the conditions contained herein and at any time within the period specified in Section 2(a) by: (i) surrender of this Warrant for calculation (with the

Election to Purchase form at the end hereof properly executed) at the principal executive office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price for the number of shares of Common Stock specified in the Election to Purchase form, together with the amount of applicable stock transfer taxes, if any; and/or (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the Election to Purchase form to the effect that such person(s) agree(s) to be bound by all of the terms and conditions of this Warrant.  This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date on which all of the applicable provisions of this Section 2(b) are reasonably satisfied, and the person(s) designated in the Election to Purchase form shall become the holder(s) of record of the shares of Common Stock issuable upon such exercise at that time and date.

3.

Rights and Obligations of Holders of this Warrant:  Anti-Dilution.

(a)

The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the Holder hereof upon exercise of some or all of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which all of the applicable provisions of Section 2(b) have been met, irrespective of the date of delivery of such share certificate.

(b)

In case the Company shall (i) pay a dividend in its Common Stock or make a distribution in its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares (including a recapitalization in connection with any consolidation or merger), then the Exercise Price on the record date of such division or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event and the number of shares of Common Stock for which this Warrant may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

(c)

In the case of any consolidation or merger of the Company with or into another corporation (other than any consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock) or the conversion of such outstanding shares of Common Stock into shares or other stock or other securities or property, or the liquidation, sale or transfer of the property of the Company as an entity or substantially as an entirety and for other unusual events, there shall be deliverable upon exercise of the Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such action if this Warrant had been exercised immediately prior to such action.

(d)

Either the Company or the Holder(s) may require that the Company assign the obligations of the Company described in this Warrant to any successor of the Company if the Company is not the surviving entity of a merger or consolidation.  The Company must give the Holder(s) hereof five (5) business days notice of the terms of any such consolidation or merger and the terms thereof.

4.

Covenants of the Company.

(a)

The Company covenants and agrees that all shares of Common Stock issuable upon exercise of this Warrant will, upon delivery, be duly and validly authorized and issued, fully-paid and non-assessable.

(b)

The Company covenants and agrees that it will at all times prior to expiration of this Warrant reserve and keep available an authorized number of shares of its Common Stock and other applicable securities sufficient to permit the exercise in full of all outstanding convertible securities, options, warrants and rights, including this Warrant.

5.

Issuance of Certificates.  As soon as possible after any full or partial exercise of this Warrant, but in any event no more than ten (10) business days, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which that Holder shall be entitled on such exercise.  No fractional shares will be issued on exercise of this Warrant.  If, on any exercise of this Warrant, a fractional share results, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price.  All such certificates shall bear a restrictive legend to the effect that the shares of Common Stock represented by such certificate have not been registered under the Securities Act, and the shares of Common Stock may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold face language appearing on Page 1 of this Warrant.

6.

Successors and Assigns: Transfer.

(a)

This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(b)

This Warrant may be transferred at any time by: (i) surrender of this Warrant for cancellation with the Transfer form attached hereto as Exhibit B, properly executed at the office or agency of the Company referred to in Section 1; and (ii) delivery of an opinion of counsel stating that the proposed transfer may be made without registration or qualification under applicable Federal or state securities laws. Notwithstanding the foregoing, this Warrant may only be transferred to members, managers, officers, directors, employees, consultants or heirs of the initial Holder hereof.  This Warrant shall be deemed to have been transferred, in whole or in part to the extent specified, immediately prior to the close of business on the date the provisions of this Section 6 are satisfied, and the transferee(s) designated in the Transfer form shall become the holder(s) of record at that time and date. The Company shall issue, in the name(s) of the designated transferee(s) (including the Holder if this Warrant has been transferred in part) a new Warrant or Warrants of like tenor and representing, in the aggregate, rights to purchase the same number of shares of Common Stock as are then purchasable under this Warrant. Such new Warrant or Warrants shall be delivered to the record holder(s) thereof within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so transferred.  As used herein (unless the context otherwise requires), the term “Holder” shall include each such transferee, and the term “Warrant” shall include each such transferred Warrant.

7.

Disposition of Warrants or Shares.  The Holder of this Warrant, each transferee hereof and any holder and transferee of any shares of Common Stock, by his or its acceptance thereof, agrees that no public distribution of Warrants or Common Stock will be made in violation of the provisions of the Securities Act.

8.

Notices.  Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service or national overnight courier service.  Any such notice shall be deemed to have been given (a) on the business day immediately subsequent to mailing, if sent by a reputable national overnight courier service, or (b) five (5) business days following the mailing thereof, if mailed by certified or registered mail, postage pre-paid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a part may have advised the other in the manner provided in this Section 8):

If to the Company:

Lightwave Logic, Inc.

1831 Lefthand Circle

Longmont, Colorado 80501

If to the Holder, at the Holder’s address contained in the Holder’s executed Subscription Agreement.

9.

Governing Law.  This Warrant and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

10.

Amendment or Waiver.  Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and any Holder; provided, however, that such amendment, waiver or modification applies by its terms to that particular Holder, only; and provided further, that a Holder may waive any of its rights or the Company's obligations to such Holder without obtaining the consent of any other Holder.

11.

Headings.  The headings of various sections of this Warrant have been inserted for reference only and shall not be a part of this Warrant.

12.

Arbitration.  Any dispute or difference with respect to any matter arising out of or in connection with this Warrant shall first be submitted for arbitration to the American Arbitration Association.

13.

Venue.  Any litigation arising hereunder shall be instituted only in Denver, Colorado, USA.  All parties agree that venue shall be proper in Denver, Colorado, USA for all such legal or equitable proceedings.

14.

Attorney Fees.  The prevailing party in any litigation, arbitration or mediation relating to this Warrant shall be entitled to recover its reasonable attorney’s fees from the other party for all matters, including but not limited to appeals.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, by its duly authorized officers under its corporate seal and to be dated as of the date set forth below.

Dated: ___________ ___, 2015

LIGHTWAVE LOGIC, INC.

By:________________________________________

      James S. Marcelli, President and Chief Operating

      Officer

HOLDER

______________________

______________________

EXHIBIT A

ELECTION TO PURCHASE

To be Executed by the Holder

in Order to Exercise the Warrant

The undersigned Holder of the foregoing Warrant hereby irrevocably elects to exercise the purchase rights represented by such Warrant, and to purchase thereunder, to the extent of ________________ shares of Common Stock, $0.001 par value (“Common Stock”).

Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned requests that the certificates for the shares of such Common Stock be issued in the name(s) of, and delivered to, the person(s) whose name(s) and address(es) are set forth below:

____________________________________________________________________________________

(Please type or print name and address)

____________________________________________________________________________________

(Social Security or tax identification number)

and delivered to:_______________________________________________________________________

(Please type or print name and address)

and, if such number of shares of Common Stock shall not be all the Common Stock evidenced by this Warrant, that a new Warrant of like tenor for the balance of the shares of Common Stock subject to the Warrant be registered in the name of, and delivered to, the Holder at the address stated below.

If the undersigned is electing to purchase shares of Common Stock hereunder for cash, then in full payment of the purchase price with respect to the portion of the Warrant exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_________, by check, money order or wire transfer payable in United States currency to the order of Lightwave Logic, Inc., or its successor.

Dated: ___________________

__________________________________________

Name

Address

__________________________________________

__________________________________________

Signatures guaranteed by:

___________________________

EXHIBIT B

TRANSFER

To be Executed by the Holder

in Order to Transfer the Warrant

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVEd, the undersigned hereby sells, assigns, and transfers unto _________________________ the right to purchase shares of the Common Stock, $0.001 par value per share (“Common Stock”), of Lightwave Logic, Inc. (the “Company”) represented by the foregoing Warrant to the extent of ___________________shares of Common Stock and appoints attorney to transfer such rights on the books of the Company, with full power of substitution in the premises.

Dated: ___________________

__________________________________________

Name

__________________________________________

Address

Signatures guaranteed by:

___________________________

Taxpayer Identification Number:

___________________________